EXHIBIT 24.1



                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     DATED: August 5, 1999


                                       GLENFORD J. MYERS
                                       -----------------------------------------
                                       Signature


                                       Glenford J. Myers
                                       -----------------------------------------
                                       Type or Print Name

                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     DATED: August 9, 1999



                                       STEPHEN F. LOUGHLIN
                                       -----------------------------------------
                                       Signature


                                       Stephen F. Loughlin
                                       -----------------------------------------
                                       Type or Print Name

                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     DATED: August 4, 1999



                                       WILLIAM W. LATTIN
                                       -----------------------------------------
                                       Signature


                                       William W. Lattin
                                       -----------------------------------------
                                       Type or Print Name

                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

         DATED: August 4, 1999



                                       JAMES F. DALTON
                                       -----------------------------------------
                                       Signature


                                       James F. Dalton
                                       -----------------------------------------
                                       Type or Print Name

                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     DATED: August 4, 1999



                                       RICHARD J. FAUBERT
                                       -----------------------------------------
                                       Signature


                                       Richard J. Faubert
                                       -----------------------------------------
                                       Type or Print Name

                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     DATED: August 5, 1999



                                       C. SCOTT GIBSON
                                       -----------------------------------------
                                       Signature


                                       C. Scott Gibson
                                       -----------------------------------------
                                       Type or Print Name

                                POWER OF ATTORNEY
                                   (Form S-8)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers and Stephen F. Loughlin, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1995 Stock Incentive Plan, as amended, and pursuant to stock option plans of Texas Micro Inc., including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     DATED: August 5, 1999



                                       JEAN-PIERRE D. PATKAY
                                       -----------------------------------------
                                       Signature


                                       Jean-Pierre D. Patkay
                                       -----------------------------------------
                                       Type or Print Name